BLACKROCK FUNDS III

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Dynamic 2065 Fund

BlackRock LifePath® Dynamic 2070 Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 29, 2026 to the Funds’ Statement of Additional Information (“SAI”),

dated April 30, 2026, as amended or supplemented to date

Effective immediately, the following changes are made to the Funds’ SAI:

The section entitled “I. Investment Objective and Policies” is amended to add the following:

Each Fund’s primary vehicle for gaining exposure to the commodities markets is expected to be through investments in its corresponding subsidiary BlackRock Cayman LifePath Dynamic Retirement Fund, Ltd., BlackRock Cayman LifePath Dynamic 2030 Fund, Ltd., BlackRock Cayman LifePath Dynamic 2035 Fund, Ltd., BlackRock Cayman LifePath Dynamic 2040 Fund, Ltd., BlackRock Cayman LifePath Dynamic 2045 Fund, Ltd., BlackRock Cayman LifePath Dynamic 2050 Fund, Ltd., BlackRock Cayman LifePath Dynamic 2055 Fund, Ltd., BlackRock Cayman LifePath Dynamic 2060 Fund, Ltd., BlackRock Cayman LifePath Dynamic 2065 Fund, Ltd. or BlackRock Cayman LifePath Dynamic 2070 Fund, Ltd. (each, a “Subsidiary” and collectively, the “Subsidiaries”), each a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiaries may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.

Investments in the Subsidiary. Each Fund may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Subsidiary. Investments in the Subsidiary are expected to provide the Funds with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended, as discussed below. The Subsidiary is advised by the Manager. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors, which is comprised of John M. Perlowski, a Trustee, President and Chief Executive Officer of the Fund, and Trent Walker, Chief Financial Officer of the Fund. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary invests primarily in commodity-related instruments. Although the Fund may invest in these commodity-related instruments directly, the Fund will likely gain exposure to these commodity-related instruments indirectly by investing in the Subsidiary. To the extent that BlackRock believes that these commodity-related instruments provide suitable exposure to the commodities market, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.

The Manager manages the assets of the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”), but receives no additional compensation for doing so. The Manager has entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” together with BIL, the “Sub-Advisers”) with respect to the Subsidiary. BlackRock also provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary will also enter into separate contracts for the provision of custody, accounting agent and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s annual and semi-annual reports. The Fund’s Annual and Semi-Annual Financial Statements and Additional Information are filed with the SEC on Form N-CSR and are provided without charge upon request as indicated on the front cover of this SAI.

The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in the Fund’s prospectus or this SAI, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including the Fund’s investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations as the Fund.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s prospectus and this SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The Fund, as a “regulated investment company” under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as qualifying income). The Fund, through its investment in the Subsidiary, invests in commodity-related instruments indirectly through the Subsidiary because direct investments by a regulated investment company in commodity-related instruments generally do not produce qualifying income. The Fund expects its income with respect to the Subsidiary to be qualifying income. However, in the future, if the IRS issues regulations or other guidance, or Congress enacts legislation limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which may reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders may also experience adverse tax consequences in such circumstances.

The Subsidiary itself is not expected to be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not the Subsidiary distributes such amounts to the Fund. (Previously taxed income will not, however, be taxable again when distributed.) Furthermore, the requirement for the Fund to distribute net investment income, if any, and net realized capital gain, if any, at least annually, will apply to such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year. If the Subsidiary incurs net losses in any year, such losses will not offset the Fund’s income or gains nor carryforward to future years.

The section entitled “II. Investment Restrictions” is amended to add the following:

The Subsidiaries will follow the Funds’ fundamental and non-fundamental investment restrictions, described above, with respect to their investments.

The section entitled “IV. Management, Advisory and Other Service Arrangements” is amended to add the following:

Organization and Management of Wholly-Owned Subsidiaries

The Funds intend to gain exposure to commodity markets by investing up to 25% of their total assets in the Subsidiaries. The Subsidiaries invest primarily in commodity-related instruments.

The Subsidiaries are companies organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands. The Subsidiaries’ affairs are overseen by boards of directors, each of which is comprised of John M. Perlowski and Trent Walker.

The Manager provides investment management and administrative services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing them with investment advisory or administrative services. However, the Funds pay the Manager based on the Funds’ assets, including the assets invested in the Subsidiaries. BlackRock has entered into sub-advisory agreements with each of BlackRock International Limited and BlackRock (Singapore) Limited with respect to the Subsidiaries. The Subsidiaries entered into contracts for the provision of custody, accounting agent and audit services with the same service providers that provide those services to the Funds.

The Subsidiaries are managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Funds. As a result, the Manager, in managing the Subsidiaries’ portfolios, is subject to the same investment policies and restrictions that apply to the management of the Funds, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiaries’ portfolio investments and shares of the Subsidiaries. These policies and restrictions are described elsewhere in detail in this SAI. The Funds and the Subsidiaries test for compliance with certain investment restrictions on a consolidated basis.

The section entitled “VI. Computation of Offering Price Per Share” is amended to add the following:

The Subsidiaries are subject to the same valuation policies as the Funds as described in “Pricing of Shares” in Part II of this SAI. The Funds’ investments in the Subsidiaries are valued based on the value of the Subsidiaries’ portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

The section entitled “VII. Portfolio Transactions and Brokerage” is amended to add the following:

The Subsidiaries follow the same brokerage practices as the Funds.

Shareholders should retain this Supplement for future reference.

SAI-LPD-0926SUP

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